OMNIBUS AMENDMENT AGREEMENT NO. 2

     Omnibus Amendment Agreement No. 2 dated March 27, 2002 among the entities set forth on the signatures pages hereof (this "Agreement").

W I T N E S S E T H  T H A T:

     WHEREAS, pursuant to Section 6.04 of that certain Guaranty dated as of December 21, 2001 between TPG Partners III, L.P., a Delaware limited partnership ("TPG Partners III"), TPG GenPar III, L.P., a Delaware limited partnership and Citicorp USA, Inc., as administrative agent (the "Administrative Agent"), as amended by the Omnibus Amendment Agreement dated as of January 25, 2002, among the parties thereto (the "TPG Guaranty"), the TPG Guaranty is being amended contemporaneously herewith pursuant to Amendment No. 1 dated March [ ], 2002 among the parties thereto (the "Guaranty Amendment No. 1") so that TPG Parallel III, L.P., TPG Investors III, L.P., FOF Partners III, L.P., FOF Partners III-B, L.P., T3 Partners, L.P., T3 Parallel, L.P., T3 Investors, L.P., T3 Partners II, L.P. and T3 Parallel II, L.P., each a Delaware limited partnership (the "Delaware TPG Guarantors"), TPG Dutch Parallel III, C.V. and T3 Dutch Parallel, C.V., each a commanditaire vennootschap (limited partnership) formed under the laws of the Netherlands (together with the Delaware TPG Guarantors, the "New TPG Guarantors"), may be added to the TPG Guaranty as several, but not joint, "Guarantors" thereunder;

     WHEREAS, each of the New TPG Guarantors is willing to be so added to the TPG Guaranty provided that each also becomes a party to the Reimbursement Agreement by and among MEMC Electronic Materials, Inc. ("MEMC"), TCW/Crescent Mezzanine Partners III, L.P., TCW/Crescent Mezzanine Trust III, TCW/Crescent Mezzanine III Netherlands, L.P. (collectively, "TCW"), Green Equity Investors III, L.P., Green Equity Investors Side III (collectively, "LGP"), TPG Partners III and Citicorp USA, Inc., as collateral agent (the "Collateral Agent") (as amended from time to time, the "Reimbursement Agreement"); the Intercreditor Agreement by and among the Administrative Agent, the Collateral Agent, TPG Partners III, TCW and LGP (as amended from time to time, the "Pari Passu Intercreditor Agreement") and the Intercreditor Agreement by and among TPG Partners III, TPG Wafer Management, L.L.C., TPG Wafer Partners, L.L.C., TCW and LGP (as amended from time to time, the "Intercreditor Agreement"), each dated as of December 21, 2001 (collectively, the "MEMC Documents"); and

     WHEREAS, the parties to the MEMC Documents wish to effect the amendments provided in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending legally to be bound, the parties hereto hereby agree as follows:

    The Reimbursement Agreement is hereby amended pursuant to Section 8.09 thereto to include the New TPG Guarantors within the definitions of "Fund Guarantors," "TPG Guarantor" and "TPG Percentage."
    The Pari Passu Intercreditor Agreement is hereby amended pursuant to Article VI thereto to include the New TPG Guarantors within the definitions of "Fund Guarantors" and "TPG Percentage" in Schedule I thereto.
    The Intercreditor Agreement is hereby amended pursuant to Section 11 thereto to include the New TPG Guarantors within the definitions of "Fund Guarantors," "TPG" and "TPG Guarantor."
    For the avoidance of doubt, and by reason of Section 1 hereof, MEMC and the Collateral Agent hereby confirm that the New TPG Guarantors are included within the terms "TPG Guarantor," "Fund Guarantors" and "Secured Parties" in the Amended and Restated Security Agreement dated as of December 21, 2001, among MEMC, certain subsidiaries of MEMC and the Collateral Agent.
    Except as specifically amended hereby, the MEMC Documents shall remain in full force and effect and nothing herein shall alter, reduce or otherwise modify the obligations of any party under the MEMC Documents.
    This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
    In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first written above.

MEMC ELECTRONIC MATERIALS, INC.

By: /s/ James M. Stolze
Name: James M. Stolze
Title: Executive Vice President,
Chief Financial Officer

By: /s/ Kenneth L. Young
Name: Kenneth L. Young
Title: Treasurer

CITICORP USA, INC.,
as Administrative and Collateral Agent

By: /s/ Edward T. Crook
Name: Edward T. Crook
Title: Managing Director

TPG PARTNERS III, L.P. By: TPG GenPar III, L.P., its general partner By: TPG Advisors III, Inc., its general partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

TPG PARALLEL III, L.P.

By: TPG GenPar III, L.P., its general partner
By: TPG Advisors III, Inc., its general partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President

TPG INVESTORS III, L.P.

By: TPG GenPar III, L.P., its general partner
By: TPG Advisors III, Inc., its general partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President

FOF PARTNERS III, L.P. By: TPG GenPar III, L.P., its general partner By: TPG Advisors III, Inc., its general partner By: /s/ Richad A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
FOF PARTNERS III-B, L.P. By: TPG GenPar III, L.P., its general partner By: TPG Advisors III, Inc., its general partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

TPG DUTCH PARALLEL III, C.V

By: TPG GenPar Dutch, L.L.C., its general partner
By: TPG GenPar III, L.P., its sole member
By: TPG Advisors III, Inc., its general partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President

T3 PARTNERS, L.P.

By: T3 GenPar, L.P., its general partner
By: T3 Advisors, Inc., its general partner

By: /s/ Richard A. Ekleberry
Name: Richard A. Ekleberry
Title: Vice President

T3 PARALLEL, L.P. By: T3GenPar, L.P., its general partner By: T3 Advisors, Inc., its general partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President:

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.,
TCW/CRESCENT MEZZANINE TRUST III and
TCW/CRESCENT MEZZANINE III NETHERLANDS, L.P.

By: TCW/Crescent Mezzanine Management III, L.L.C., as its
Investment Manager

By: TCW Asset Management Company, as
Its Sub-Advisor

By: /s/ Jean-Marc Chapus
Name: Jean Marc Chapus
Title: Managing Director

By: /s/ James C. Shevlet, Jr.
Name: James C. Shevlet, Jr.
Title: Senior Vice President

GREEN EQUITY INVESTORS III, L.P By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:
GREEN EQUITY INVESTORS SIDE III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:
With respect to Section 4 only: GEI CAPITAL III, LLC By: /s/ John Danhakl Name: John Danhakl Title:
TPG WAFER MANAGEMENT, L.L.C. By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President
TPG WAFER PARTNERS, L.L.C. By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President